Exhibit 10.42

FIRST AMENDMENT TO SECURITY AGREEMENT

FIRST AMENDMENT TO SECURITY AGREEMENT, dated as of February 25, 2004 (this “Amendment”), by and among J.P. Morgan Trust Company, National Association, as successor Collateral Agent to Bank One, N.A. (the “Collateral Agent”), Evergreen International Aviation, Inc. (the “Company”), Evergreen Holdings, Inc., (“Holdings”), and the other grantors listed on the signature pages hereof (collectively, the “Grantors”). Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to such terms in the Security Agreement, dated as of May 16, 2003, (the “Security Agreement”), by and among the Collateral Agent, the Company, Holdings and the other Grantors party thereto.

WHEREAS, the Company has issued senior second secured notes (the “Notes”) pursuant to an indenture (the “Indenture”), dated as of May 16, 2003, among the Company, Holdings, the subsidiary guarantors listed on the signature pages thereof (the “Notes Subsidiary Guarantors”), and Bank One, N.A., as trustee;

WHEREAS, pursuant to the terms of the Indenture, the Grantors entered into the Security Agreement and granted a security interest in the Collateral to secure the Notes and the other obligations of the Company and the other Grantors under the Indenture;

WHEREAS, the parties to the Security Agreement intended that the definitions of “Collateral,” “Excluded Collateral,” “Equipment” and “Significant Subsidiary” in the Security Agreement be the same as those used in the Credit Agreement (except that the term Excluded Collateral in the Security Agreement was intended to be defined to also include capital stock and other securities of subsidiaries of Holdings to the extent that the pledge of such securities would require the filing with the Securities and Exchange Commission or any other governmental agency of separate financial statements of such subsidiary);

WHEREAS, the Credit Agreement has been amended to reflect the original intent of the parties thereto that the definition of “Collateral” not include Excluded Collateral (as defined in the Credit Agreement);

WHEREAS, the Collateral Agent and the Grantors desire to amend the Security Agreement to reflect the original intent of the parties by (i) defining the terms “Equipment” and “Significant Subsidiary” as they are defined in the Credit Agreement, and (ii) revising the definition of “Collateral” to reflect the exclusion therefrom of Excluded Collateral (as defined in the Security Agreement);

WHEREAS, pursuant to the Section 11.03(b) of the Indenture, the holders of the Notes acknowledged that the Security Documents (as defined in the Indenture), including the Security Agreement, shall provide that so long as any Senior Debt (as defined in the Indenture) is outstanding, the holders thereof shall have the exclusive right and authority to change, waive or vary the Security Documents; and

WHEREAS, the holders of the Senior Debt have authorized, approved and consented to this Amendment.

NOW THEREFORE, the parties hereto agree as follows:

Section 1.    Amendment to Article I of the Security Agreement.    Article I of the Security Agreement is hereby amended as follows:

(a)    The definition of “Collateral” is hereby amended by adding the following clause at the end:

“Notwithstanding anything to the contrary contained above, the term “Collateral” shall not include the Excluded Collateral.”

(b)    The following definition is added to Article I, immediately following the definition of “Engine”:

“Equipment” of any Person shall mean and include all of such Person’s goods (other than Inventory, but including, without limitation, goods consisting of Aircraft, Engines, Propellers and Parts which otherwise constitute Equipment) whether now owned or hereafter acquired and wherever located including, without limitation, all equipment, machinery, apparatus, motor vehicles, fittings, furniture, furnishings, fixtures, parts, accessories and all replacements and substitutions therefor or accessions thereto, excluding therefrom, however, the Collateral Exclusions.

(c)    The following definition is added to Article I, immediately following the definition of “Secured Party”:

“Significant Subsidiary” shall mean, at any date of determination, any Subsidiary of the Company that, together with its Subsidiaries, (a) for the most recent fiscal year of the Company, had consolidated revenues in excess of $1,000,000 or (b) as of the end of such fiscal year, had consolidated assets in excess of $1,000,000 or (c) as of the end of such fiscal year, had consolidated liabilities in excess of $1,000,000, all as set forth on the most recently available consolidated financial statements of the Company for such fiscal year.

Section 2.    Effectiveness.    The amendments to the Security Agreement set forth in Section 1 above shall be deemed effective as of the date and time on which the Security Agreement originally became effective.

Section 3.    Entire Understanding.    Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Security Agreement shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Security Agreement are hereby ratified and confirmed in all respects.

Section 4.    Governing Law.    This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

Section 5.    Counterparts; Facsimile Signatures.    This Amendment may be executed by different parties hereto in any number of separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

EVERGREEN HOLDINGS, INC.

By:	/s/ GWENNA R. WOOTRESS

Name:	Gwenna R. Wootress
Title:	Corporate Secretary

EVERGREEN INTERNATIONAL AVIATION, INC.

By:	/s/ GWENNA R. WOOTRESS

Name:	Gwenna R. Wootress
Title:	Corporate Secretary

EVERGREEN INTERNATIONAL AIRLINES, INC.

By:	/s/ GWENNA R. WOOTRESS

Name:	Gwenna R. Wootress
Title:	Corporate Secretary

EVERGREEN AVIATION GROUND LOGISTICS ENTERPRISE, INC.

By:	/s/ GWENNA R. WOOTRESS

Name:	Gwenna R. Wootress
Title:	Corporate Secretary

EVERGREEN HELICOPTERS, INC.

By:	/s/ GWENNA R. WOOTRESS

Name:	Gwenna R. Wootress
Title:	Corporate Secretary

EVERGREEN AIR CENTER, INC.

By:	/S/ GWENNA R. WOOTRESS

Name:	Gwenna R. Wootress
Title:	Corporate Secretary

EVERGREEN AIRCRAFT SALES & LEASING, CO.

By:	/S/ GWENNA R. WOOTRESS

Name:	Gwenna R. Wootress
Title:	Corporate Secretary

SYS-TEMS LOGISTIX

By:	/S/ GWENNA R. WOOTRESS

Name:	Gwenna R. Wootress
Title:	Corporate Secretary

EVERGREEN HELICOPTERS INTERNATIONAL, INC.

By:	/S/ GWENNA R. WOOTRESS

Name:	Gwenna R. Wootress
Title:	Corporate Secretary

EVERGREEN EQUITY, INC.

By:	/S/ GWENNA R. WOOTRESS

Name:	Gwenna R. Wootress
Title:	Corporate Secretary

EVERGREEN HELICOPTERS OF ALASKA, INC.

By:	/S/ GWENNA R. WOOTRESS

Name:	Gwenna R. Wootress
Title:	Corporate Secretary

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as successor Collateral Agent to BANK ONE, NATIONAL ASSOCIATION

By:	/s/ DAVID B. KNOX

Name:	David B. Knox

Title:	Authorized Officer